                                  SCHEDULE 14A

                                 (RULE 14-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14 INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 WESTAFF, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 20, 2000


                            ------------------------

TO THE STOCKHOLDERS OF WESTAFF, INC.:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders (the "Annual Meeting") of Westaff, Inc. (the "Company"), a Delaware corporation, will be held on June 20, 2000 at 10:00 a.m., local time, at the Company's administrative offices located at 220 N. Wiget Lane, Walnut Creek, California, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:


    1. To elect two Class I directors to serve for three-year terms and until their successors are elected;

    2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending October 28, 2000;

    3. To amend Articles One, Two, Three and Four of the Company's 1996 Stock Option/Stock Issuance Plan ("the Plan") (i) to address qualification of option grants and other awards for the "performance-based compensation" exemption to the deduction limit under Section 162(m) of the Internal Revenue Code on compensation paid to "covered employees", (ii) to expand eligibility of non-employee members of the Board of Directors serving as plan administrator to participate in Discretionary Option Grant and Stock Issuance Programs, (iii) to permit additional administrative flexibility in amending the Plan in accordance with changes in the Securities and Exchange Commission Rule 16b-3, and (iv) to amend Article One to change the name of the Plan to the Westaff, Inc. 1996 Stock Option/Stock Issuance Plan; and

    4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


    Only stockholders of record at the close of business on May 12, 2000 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the time it is voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.



                                          Sincerely,
                                          /s/ W. ROBERT STOVER
                                          --------------------------------------
                                          W. Robert Stover
                                          CHAIRMAN OF THE BOARD OF DIRECTORS
                                          INTERIM PRESIDENT AND CHIEF EXECUTIVE
                                          OFFICER



May 15, 2000


YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                PROXY STATEMENT
                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
PROXY STATEMENT.............................................      3
    Voting..................................................      3
    Revocability Of Proxies.................................      4
    Solicitation............................................      4
    Deadline For Receipt Of Stockholder Proposals...........      4
MATTERS TO BE CONSIDERED AT ANNUAL MEETING..................      5
  PROPOSAL ONE--ELECTION OF CLASS I DIRECTORS...............      5
    General.................................................      5
    Business Experience of Directors........................      5
    Board Meetings and Committees...........................      6
    Directors' Compensation.................................      7
  PROPOSAL TWO--RATIFICATION OF INDEPENDENT PUBLIC
    ACCOUNTANTS.............................................      9
  PROPOSAL THREE--AMENDMENT OF 1996 STOCK OPTION/STOCK
    ISSUANCE PLAN...........................................     10
OTHER MATTERS...............................................     18
OWNERSHIP OF SECURITIES.....................................     19
EXECUTIVE COMPENSATION REPORT...............................     21
GENERAL COMPENSATION POLICY.................................     21
COMPENSATION OF THE CHIEF EXECUTIVE OFFICER.................     24
EXECUTIVE COMPENSATION......................................     25
    Summary Compensation Table..............................     25
    Option Grants in Last Fiscal Year.......................     26
    Aggregate Option Exercises and Fiscal Year End Values...     26
    Employment Arrangements.................................     26
    Compensation Committee Interlocks and Insider
     Participation..........................................     28
CERTAIN TRANSACTIONS........................................     29
COMPARISON OF STOCKHOLDER RETURN............................     30
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
  OF 1934...................................................     31
FORM 10-K...................................................     31
EXHIBIT A...................................................     32

                                 WESTAFF, INC.
                                301 LENNON LANE
                      WALNUT CREEK, CALIFORNIA 94598-2453

                            ------------------------

                                PROXY STATEMENT


                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 20, 2000


                            ------------------------


    The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of the Company, for use at the Annual Meeting. The Annual Meeting will be held at 10:00 a.m., local time, at the Company's administrative offices located at 220 N. Wiget Lane, Walnut Creek, California. These proxy solicitation materials will be mailed on or about May 19, 2000 to all stockholders entitled to vote at the Annual Meeting.


VOTING


    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On May 12, 2000, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 15,862,954 shares of the Company's common stock, $0.01 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding.



    The presence at the Annual Meeting of a majority, or approximately 7,931,478 shares of Common Stock, either in person or by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on the record date. Directors are elected by a plurality vote. Since votes are cast in favor of or withheld from each nominee, abstentions and broker non-votes therefore will have no effect on the outcome of Proposal One. Proposals Two and Three require an affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Abstentions will have the same effect as negative votes, while broker non-votes are not included in the total number of votes cast on Proposals Two or Three and therefore will not be counted for purposes of determining whether that proposal has been approved. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.


    If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed Proxy is solicited by the Board, and, when returned properly completed, will be voted as you direct on your proxy card. In the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business as may properly come before the Annual Meeting. If no specific instructions are given with respect to matters to be acted upon at the Annual Meeting, shares of Common Stock represented by a properly executed proxy will be voted FOR (i) the election of management's nominees for Directors;
(ii) the ratification of the selection of Arthur Andersen LLP as the independent public accountants for the Company for fiscal 2000; and (iii) the amendment of the 1996 Stock Option/Stock Issuance Plan.

REVOCABILITY OF PROXIES

    You may revoke or change your Proxy at any time before it is voted at the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices a notice of revocation or another signed Proxy with a later date. You also may revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting must be received no later than October 25, 2000, in order that they may be included in the proxy statement and form of proxy relating to that meeting. The deadline for submitting a stockholder's proposal that will not be included in the proxy statement and form of proxy for the Company's 2001 Annual Meeting but nonetheless will be eligible for consideration is January 29, 2001.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING
                  PROPOSAL ONE--ELECTION OF CLASS I DIRECTORS

GENERAL


    The Board of Directors has selected two nominees, both of whom are currently serving as Class I directors of the Company. The nominees for directors are Jack
D. Samuelson and Gilbert L. Sheffield. Both Mr. Samuelson and Mr. Sheffield were directors of the Company as of the date of this Proxy Statement. Each nominee has agreed to serve if elected, and management has no reason to believe that either of them will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy.


    Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below. In the event that additional persons are nominated, other than by the Board of Directors, for election as Directors, the proxy holders intend to vote all proxies received by them for the nominee listed below and any additional Board of Directors' nominee as described above. The two candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected Class I directors of the Company, to serve their respective three-year terms and until their successors have been elected and qualified.

BUSINESS EXPERIENCE OF DIRECTORS

    DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

    JACK D. SAMUELSON, age 75, has been a director of the Company since
March 1995. Mr. Samuelson co-founded Samuelson Brothers in 1957 to engage in general construction and commercial real estate development. Mr. Samuelson has been President and Chairman of the Board of Samuelson Brothers from incorporation to the present. Samuelson Brothers sold its construction business in 1979 and since then has continued to develop industrial and commercial real estate, with headquarters in Los Angeles and partnerships in a number of cities.

    GILBERT L. SHEFFIELD, age 70, has been a director of the Company since
March 1995. He has served in a number of capacities in the telecommunications industry, most recently as the President, Chief Executive Officer and a director of PacTel Communications Companies from 1987 to 1990. Mr. Sheffield began his career in 1953 with Pacific Telephone and Telegraph, where he was employed until 1969, when he was appointed the first Director of the California Department of Human Resources Development. In 1971, Mr. Sheffield returned to Pacific Telephone and Telegraph, from which he retired in 1984 as Executive Vice President of Operations. Following two years in the real estate investment business, he returned to Pacific Telesis in 1986 as Executive Vice President and Chief Operating Officer of PacTel Corporation. Mr. Sheffield is now retired.

    DIRECTORS WHOSE TERMS EXTEND BEYOND THE ANNUAL MEETING


    W. ROBERT STOVER, age 78, founded the Company in 1948 and has been continuously involved in the management of the Company since that time. Since the Company's incorporation in 1954, Mr. Stover has held the position of Chairman of the Board of Directors. From 1954 to 1985, Mr. Stover served as President of the Company, and from 1985 to the end of calendar year 1998 as Chief Executive Officer. Mr. Stover is currently interim President and Chief Executive Officer.



    PAUL A. NORBERG, age 59, has been employed by the Company since 1979, initially as Vice President and Chief Financial Officer, then in 1985 as Senior Vice President and since 1988 as Executive Vice President. Previously he had been employed by Liken Home Furnishings Division of Beatrice Foods Co., a manufacturer of window coverings, from 1973 to 1979 in the position of Controller and, subsequently, Vice President, Finance. He is a certified public accountant on inactive status.



    The Company's bylaws authorize the Board of Directors to fix the number of directors by resolution. The number is currently fixed at six. The Company's Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a three-year term. Following the Company's Initial Public Offering, on April 30, 1996 (the "Offering"), Jack D. Samuelson and Gilbert L. Sheffield were appointed to serve in Class I, Michael K. Phippen and Paul A. Norberg were appointed to serve in Class II and W. Robert Stover and Harvey L. Maslin were appointed to serve in Class III. The initial directors in each class are to hold office for terms of one year, two years and three years, respectively. Thereafter each class will serve a three-year term. At the 1997 Annual Meeting, Messrs. Samuelson and Sheffield were elected to serve their respective three-year terms. At the 1998 Annual Meeting, Messrs. Phippen and Norberg were elected to serve their respective three-year terms. Mr. Phippen resigned his directorship in the third quarter of fiscal 2000. The resulting vacancy has not been filled, and presently there is only one Class II director, namely, Mr. Norberg. Mr. Maslin resigned his directorship in the first quarter of fiscal 1998. The resulting vacancy has not been filled, and presently there is only one Class III director, namely, Mr. Stover who was elected to serve his three-year term at the 1999 Annual Meeting. Officers are appointed to serve at the discretion of the Board of Directors. There are no family relationships among executive officers or directors of the Company.


BOARD MEETINGS AND COMMITTEES

    During fiscal 1999, the Board of Directors held six meetings including four regular quarterly meetings and two special meetings, and acted by unanimous written consent on three occasions. The Board of Directors has an Audit Committee, a Compensation Committee and a Strategic Planning Committee. Each of the current directors attended (i) all meetings of the Board and (ii) all meetings held by committees on which he served during fiscal 1999.

    The Audit Committee currently consists of three directors, W. Robert Stover, Gilbert L. Sheffield and Jack D. Samuelson, and Mr. Samuelson is its Chairman. The Committee's duties include reviewing internal financial information, monitoring cash flow, budget variances and credit arrangements, reviewing the audit program of the Company, reviewing with the Company's independent accountants the results of all audits upon their completion, annually selecting and recommending independent accountants, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information distributed by the Company. The Audit Committee held two meetings during fiscal 1999.

    The Compensation Committee currently consists of three directors, W. Robert Stover, Gilbert L. Sheffield and Jack D. Samuelson. Mr. Sheffield is its Chairman. The Compensation Committee has the exclusive authority to administer the Company's 1996 Stock Option/Stock Issuance Plan, the Employee Stock Purchase Plan and the International Employee Stock Purchase Plan. In addition, the Compensation Committee is responsible for providing recommendations to the Board of Directors concerning compensation levels for the Company's senior executive officers and working with senior executive officers on benefit and compensation programs for Company employees, including matters related to participation in profit sharing, bonus plans and stock option plans and preparing reports to the extent necessary to comply with applicable disclosure requirements established by the Securities and Exchange Commission or other regulatory bodies. The Compensation Committee held two meetings during fiscal 1999.


    The Strategic Planning Committee currently consists of three directors, W. Robert Stover, Gilbert L. Sheffield and Jack D. Samuelson. Mr. Stover is its Chairman. There is a vacancy on the committee due to the resignation of Mr. Phippen. The Committee is responsible for evaluating the Company's business plans and future business including, but not limited to, the evaluation of potential acquisitions and new business opportunities. The Strategic Planning Committee held one meeting during fiscal 1999. All committee members also participated with the entire Board of Directors in discussions of a strategic plan at five Board meetings.



    The Board of Directors established a Special Negotiating Committee on December 14, 1999 consisting of the directors of the Company who are non-members of, and independent from management, Gilbert L. Sheffield and Jack D. Samuelson, to consider proposals involving the acquisition of all or a substantial portion of the Company from third parties and other strategic alternatives for the Company.


DIRECTORS' COMPENSATION

    Non-employee Board members each received an annual fee of $7,500 and an additional fee of $1,000 for each meeting attended for the first half of fiscal 1999. Effective as of the second half of fiscal 1999, non-employee Board members each received an annual fee of $15,000 for service on the Board in addition to a fee of $1,000 for each meeting attended in person and $500 for each telephonic meeting attended, if called by the Chairman of the Board or an employee Board member. Non-employee Board members also were reimbursed for their reasonable expenses incurred in connection with attending Board meetings. The Company anticipates no increase in such directors' compensation during fiscal 2000.


    Members of the Special Negotiating Committee receive additional compensation for their services. The Board of Directors set the compensation of the Special Negotiating Committee at $40,000 per member, payable in a lump sum by the end of the first week of January 2000, and to the extent members spend in excess of 200 hours on matters relating to the activities of the Special Committee $200 per hour payable twice per month with respect to such time.


    In addition, non-employee Board members are eligible to receive periodic option grants under the Automatic Option Grant Program in effect under the Company's 1996 Stock Option/Stock Issuance Plan. Under the Automatic Option Grant Program, each individual who subsequently joins the Board as a non-employee director will receive at that time an option grant, provided such individual has not previously been in the Company's employ. In addition, due to the three-for-two stock split effected in the form of a stock dividend on May 29, 1998 to shareholders of record on May 18, 1998 (the "Stock Split"), at each annual stockholders' meeting each individual who continues to serve as a non-employee Board member presently is entitled to an option grant for 3,000 shares with an exercise price equal to the fair market value of the option shares on the grant date, provided such individual has served as a Board member for at least six months. The employee Board members had approved an increase to double the original number of such shares from 1,000 to 2,000 pre-split shares, beginning with the 1998 Annual Meeting, and this matter was approved by the stockholders at that meeting.

    Each automatic option grant will have a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The option will become exercisable for all the option shares upon the optionee's completion of one year of Board service measured from the grant date. However, the option will become immediately exercisable for all the option shares should the optionee cease Board service by reason of death or disability or should the Company be acquired by merger or asset sale during the period of the optionee's service on the Board.

    Pursuant to the terms of the Automatic Option Grant Program, Messrs. Sheffield and Samuelson, the two individuals serving as non-employee Board members at the time of the Offering, each received an option grant for 1,500 shares with an exercise price of $9.33 per share (based on the original $14.00 per share price at which the Common Stock was sold in the Offering and adjusted for the Stock Split). As of the Company's first Annual Meeting on April 15, 1997, Messrs. Sheffield and Samuelson each also received an automatic option grant for 1,500 shares with an exercise price of $6.08 per share (based on the closing selling price of the Company's Common Stock on that date and adjusted for the Stock Split), due to their continuing service as non-employee directors. In addition, as of the Company's second Annual Meeting on March 26, 1998, Messrs. Sheffield and Samuelson each also received an automatic option grant for 3,000 shares with an exercise price of $16.17 per share (based on the closing selling price of the

Company's Common Stock on that date and adjusted for the Stock Split). Moreover, as of the Company's third Annual Meeting on March 30, 1999, Messrs. Sheffield and Samuelson each received an automatic option grant for 3,000 shares with an exercise price of $6.00 per share (based on the closing selling price of the Company's Common Stock on that date).

    In addition to the foregoing option grants, Messrs. Sheffield and Samuelson were each granted special options on November 1, 1996 to purchase 2,250 option shares with an exercise price of $9.50 per share (based on the closing selling price of the Company's Common Stock on that date and adjusted for the Stock Split). Each of these options has a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The options became exercisable for all the option shares on October 31, 1997 following the optionees' completion of one year of Board service measured from the grant date.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION
    OF MESSRS. SAMUELSON AND SHEFFIELD AS CLASS I DIRECTORS OF THE COMPANY.

          PROPOSAL TWO--RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed the firm of Arthur Andersen LLP, independent public accountants for the Company during fiscal 2000, and is asking the stockholders to ratify this appointment. Arthur Andersen LLP served as the Company's principal independent public accountants for fiscal 1999. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Arthur Andersen LLP.

    Prior to fiscal 1999, PricewaterhouseCoopers LLP served as the Company's independent public accountants. After the Audit Committee of the Company's Board of Directors initiated a process of screening accounting firms based on responses to a request for proposal, PricewaterhouseCoopers LLP resigned on May 20, 1999. On July 14, 1999, following the completion of this selection process, the Company selected Arthur Andersen LLP as the Company's independent accountants. Arthur Andersen LLP accepted the engagement on August 18, 1999.

    For the Company's two fiscal years ended November 1, 1997 and October 31, 1998 and the subsequent interim period prior to its engagement of Arthur Andersen LLP, neither the Company nor anyone acting on its behalf consulted with Arthur Andersen LLP regarding application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that the new accountants concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues. The Company never consulted with Arthur Andersen LLP prior to its engagement concerning any disagreement or reportable event, as those terms are defined in
Item 304(a) of Securities and Exchange Commission Regulation S-K.

    In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

    A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
         RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP TO SERVE
        AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2000.

       PROPOSAL THREE--AMENDMENT OF 1996 STOCK OPTION/STOCK ISSUANCE PLAN

    The Board of Directors has approved amendments to the 1996 Stock Option/Stock Issuance Plan (as defined before, the "Plan"), subject to stockholder approval. The proposed amendments to the Plan include amending Articles One, Two, Three and Four of the Plan to (i) address qualification of option grants and other awards for the "performance-based compensation" exemption to the deduction limit under Section 162(m) of the Internal Revenue Code on compensation paid to "covered employees", (ii) permit additional flexibility for grants to non-employee members of the Board serving as the plan administrator, (iii) authorize amendments to the Plan in accordance with changes to the Securities and Exchange Commission Rule 16b-3, and (iv) change the name of the Plan to the Westaff, Inc. 1996 Stock Option/Stock Issuance Plan. This proposal to amend the Plan requires stockholder approval pursuant to the terms of the Plan. The Board recommends approval of the amendments because it believes they increase the Company's ability to attract, retain and motivate key employees and directors by providing them with an enhanced proprietary interest in the Company or an additional feature enhancing the value of certain options issued under the Plan, which results in an incentive to improve the growth and profitability of the Company.

SUMMARY OF 1996 STOCK OPTION/STOCK ISSUANCE PLAN

    The essential terms of the Plan, as proposed to be amended, are summarized below. This summary is not intended to be a complete description of all of the terms of the Plan, and is qualified in its entirety by the terms of the Plan, as proposed to be amended, which is attached to this Proxy Statement as Exhibit A and is hereby incorporated herein by reference.

    PLAN ADMINISTRATION. The Plan is composed of three separate components: the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program. Either the Board or a committee of the Board shall administer the Discretionary Option Grant Program, the Stock Issuance Program and the Automatic Option Grant Program (the relevant administrating entity shall hereinafter be referred to as the "Plan Administrator").

    The Board may appoint a Primary Committee, consisting of two or more non-employee Board members who meet certain requirements, as the Plan Administrator to execute the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to eligible individuals who are subject to Section 16 ("Section 16 Insiders") under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Primary Committee shall be constituted in such a manner as to satisfy all applicable laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. The Board may appoint a Secondary Committee as the Plan Administrator to execute the Discretionary Option Grant and Stock Issuance Programs with respect to eligible parties EXCEPT for
Section 16 Insiders, or the Board may retain such administrative duties itself. Grants of stock options, separately exercisable stock appreciation rights or direct stock issuances to any "covered employee" under Section 162(m)(3) of the Internal Revenue Code intended to qualify as "performance-based compensation" shall be made only by a committee (or sub-committee) which is comprised solely of two or more Board members eligible to serve on a committee making grants qualifying as Performance-Based Compensation. The Plan Administrator has complete discretion to determine eligible individuals, the number of shares subject to a discretionary grant or stock issuance, the status of an option as either an Incentive Stock Option or a Non-Statutory Stock Option, the vesting schedule and the maximum term for which any discretionary option is to remain outstanding. The Automatic Grant Program, in comparison, is self-executing.

    ELIGIBILITY. Officers and other key employees of the Company and its subsidiaries (whether now existing or subsequently established) and independent consultants and advisors to the Company and its subsidiaries shall be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. In addition, the Plan as amended, permits non-employee members of the Board to participate in the

Discretionary Option Grant and Stock Issuance Programs. However, it is expected that non-employee members of the Board will participate primarily in the Automatic Option Grant Program. In no event may any one participant in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares in the aggregate per calendar year.

    VALUATION. The fair market value per share of the Company's Common Stock on any relevant date under the Plan shall be the closing selling price per share on that date on the Nasdaq National Market ("Nasdaq"). If there is no reported sale for such date, then the closing selling price for the last previous date for which such quotation exists shall be determinative of fair market value.

    EQUITY INCENTIVE PROGRAMS. As indicated above, the Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program under which certain non-employee Board members, officers and key employees, consultants or independent advisors may be granted stock options to purchase shares of the Company's Common Stock; (ii) an Automatic Option Grant Program under which option grants are made at specified intervals to non-employee directors of the Board; and (iii) a Stock Issuance Program under which eligible individuals may be issued shares of the Company's Common Stock directly through the immediate purchase of such shares.

    DISCRETIONARY OPTION GRANT PROGRAM. Under the Discretionary Option Grant Program, the exercise price per share for Incentive Options shall not be less than 100% of the fair market value per share of the Company's Common Stock on the grant date. For Incentive Stock Options granted to employees possessing 10% or more of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "10% Holder"), the exercise price per share may not be less than 110% of such fair market value. The exercise price per share for Non-Statutory Options shall not be less than 85% of the fair market value per share of the Company's Common Stock on the grant date. In the case of an option intended to qualify as Performance-Based Compensation, the exercise price per share of the Company's Common Stock shall in no event be less than 100% of the fair market value of such Common Stock on the grant date. The Plan Administrator shall have full authority to determine which eligible persons are to receive option grants, the time or times such grants are to be made, the number of shares to be covered by each grant, the status of the option as either an Incentive Stock Option or Non-Statutory Stock Option, the vesting schedule and other attributes of the option. No granted option shall, however, have a maximum term in excess of ten years. No Incentive Stock Option granted to a 10% Holder shall have a maximum term in excess of five years.

    Any option held by the optionee at the time of cessation of service shall not remain exercisable beyond the limited period designated by the Plan Administrator (not to exceed 12 months) at the time of the option grant. During that period the option generally shall be exercisable only for the number of shares of the Company's Common Stock in which the optionee is vested at the time of cessation of service. The Plan Administrator, however, shall have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding option may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.

    Such discretion may be exercised at the time of grant or at any time while the options remain outstanding. Any unvested share of the Company's Common Stock shall be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator shall have complete discretion in establishing the vesting schedule for any such unvested shares and shall have full authority to cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of such shares in whole or in part at any time.

    The Plan Administrator, in its discretion, is also authorized to issue stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program. Stock appreciation rights provide holders with the right to surrender all or part of an unexercised option in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the vested shares of the Company's Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of the Company's Common Stock or partly in shares and partly in cash. With respect to officers of the Company subject to short-swing profit restrictions under Section 16 of the 1934 Act, limited stock appreciation rights may be granted as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six months may be surrendered to the Company to the extent such option is exercisable for fully vested shares upon the occurrence of a hostile take over that effects a change in ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities. In return for the surrendered option, the officer shall be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the Take-Over Price (as such term is defined in the Plan) per share of the Company Common Stock paid in such hostile tender offer over (ii) the aggregate exercise price payable for such share.

    AUTOMATIC OPTION GRANT PROGRAM. Under the Automatic Option Grant Program, each individual who is already serving as, or who first becomes, a non-employee director of the Board on or after the Plan Effective Date (as such term is defined in the Plan), whether through election by the stockholders or appointment by the Board, shall automatically be granted at the time of such initial election or appointment, an option grant for 3,000 shares of the Company's Common Stock, provided such individual has not been in the Company's prior employ. In addition, option grants for 3,000 shares of the Company's Common Stock shall automatically be made annually thereafter to non-employee directors of the Board who have served for at least six months. Accordingly, on the date of each annual stockholders meeting, each individual who has been re-elected to serve as a non-employee director of the Board and who has served for at least six months shall automatically be granted a stock option to purchase 3,000 shares of the Company's Common Stock. There shall be no limit on the number of such additional 3,000-share option grants any one non-employee director of the Board may receive over his or her period of Board service.

    Prior to the amendments proposed herein, non-employee members of the Board were not eligible during their period of service to participate in the Discretionary Option Grant and Stock Issuance Programs. They will be eligible under the proposed amendment.

    Under the Automatic Option Grant Program, the exercise price per share shall be equal to 100% of the fair market value per share of the Company's Common Stock on the automatic grant date. Each option shall have a maximum term of 10 years from the grant date and each option shall become fully exercisable for all of the option shares upon the holder's completion of one year of Board service from the grant date.

    Should the optionee cease to serve as a Board member for any reason other than death or permanent disability, he or she shall have a twelve-month period from the cessation of service in which to exercise the vested portion of the option. If an optionee should die within twelve months after the cessation of Board service, the personal representative of the optionee, or the person or persons to whom the option is transferred by the optionee's will or the laws of decent and distribution, may exercise the vested portion of the option within twelve months after the cessation of Board service. Should the optionee die or become permanently disabled while serving as a Board member, then each automatic option grant held by that individual optionee shall accelerate in full and those vested shares may be purchased at any time within the twelve-month period following the date of the optionee's cessation of Board service.

    The Company's repurchase rights with respect to each automatic option grant shall immediately lapse upon certain changes in control or ownership of the Company, as discussed in more detail below under "General Provisions." In addition, upon the occurrence of a hostile take over that effects a change in ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the Take-Over Price (as such term is defined in the Plan) over
(ii) the aggregate exercise price payable for such share.

    The remaining terms and conditions of the option grants under the Automatic Option Grant Program shall conform in general to the terms described above for option grants made under the Discretionary Option Grant Program.

    STOCK ISSUANCE PROGRAM. Shares may be sold directly to an eligible individual under the Stock Issuance Program at a price per share not less than 85% of the fair market value, payable in cash or check or through a promissory note payable to the Company or in consideration of past services rendered to the Company or any subsidiary.

    The issued shares may either be immediately vested upon issuance or subject to a vesting schedule in one or more installments tied to the participant's period of future services or the Company's attainment of specified financial performance objectives as the Plan Administrator may establish at the time of issuance. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Company or issued directly to the participant with legends on the certificates evidencing transfer restrictions. Individuals holding shares under the Stock Issuance Program shall have full stockholder rights with respect to those shares, whether the shares are vested or unvested, including voting rights and the right to receive any regular dividends. In the case of shares of Common Stock issued under the Stock Issuance Program that are intended to qualify as Performance-Based Compensation the price per share of such shares shall not be less than 100% of the Fair Market Value of such shares on the grant date.

    APPROVAL OF CODE SECTION 162(m) LIMITATIONS. The Board, subject to stockholder approval, adopted an amendment to the Plan to limit the number of options and stock appreciation rights which may be awarded to an employee in any fiscal year to 500,000 shares. The purpose of the amendment is to ensure that any options and stock appreciation rights granted under the Plan after the 2000 stockholder's meeting will qualify as "performance-based compensation" under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by the Company's stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible employees under such plan during a specified period. Compensation paid pursuant to options and stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of Company Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to employees only if the stock price appreciates. While Code Section 162(m) generally became effective in 1994, a special rule allows options and other awards granted under the Plan to be treated as qualifying under Code Section 162(m) without having a per-person share limit until the first meeting of the stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs.

    If stockholders do not approve the Code Section 162(m) amendment, any compensation expense of the Company associated with the options and stock appreciation rights granted under the Plan in excess of the shares currently available for issuance (together with all other non-performance based compensation) in excess of $1 million for any of the Company's five highest paid officers will not be deductible under the Code.

GENERAL PROVISIONS

    ACCELERATION OF OPTION VESTING. Outstanding options under the Plan shall become immediately exercisable, and unvested shares issued or issuable under the Plan shall be subject to accelerated vesting, in the event of certain changes in the ownership or control of the Company. Such option vesting acceleration is triggered by (i) the acquisition of the Company by any person or entity through merger, consolidation or asset sale (a "Corporate Transaction") or (ii) a hostile takeover of the Company through a successful tender offer for securities possessing more than 50% of the total combined voting power of the Company's outstanding securities or a change in the majority of the Board over a period of 36 consecutive months effected through one or more contested elections for Board membership (a "Change in Control").

    Each option outstanding under the Discretionary Option Grant Program at the time of a Corporate Transaction shall automatically become fully and immediately exercisable. However, an outstanding option under the Discretionary Option Grant Program shall not accelerate to the extent such option is to be assumed by the successor corporation or its parent, replaced with either a comparable option to purchase shares of the capital stock of the successor corporation or a cash incentive program of the successor corporation, or its parent, or if other limitations are imposed by the Plan Administrator at the time of the grant. The Plan Administrator shall have the discretion to provide for the subsequent acceleration of any option which does not accelerate at the time of a Corporate Transaction, in the event the optionee's service terminates within a designated period (not to exceed twelve months) following a Corporate Transaction or Change in Control.

    Upon the occurrence of a Corporate Transaction, the Company's outstanding repurchase rights under the Discretionary Option Grant and Stock Issuance Programs may also terminate, and the shares subject to those terminated rights shall become fully vested.

    The shares of the Company's Common Stock subject to each option outstanding under the Automatic Option Grant Program at the time of any Corporate Transaction or Change in Control shall immediately vest, and the options shall accordingly become immediately exercisable. In addition, all unvested shares issued under the Stock Issuance Program shall immediately vest upon the occurrence of any Corporate Transaction, except to the extent any such right is expressly assigned to the successor corporation in connection with the Corporate Transaction or as otherwise limited by the Issuance Agreement (as such term is defined in the Plan). The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-take over provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    CHANGES IN CAPITALIZATION. In the event any change is made to the outstanding shares of the Company's Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate per calendar year; (iii) the number and/or class of securities and price per share in effect under each outstanding option under the Discretionary Option Grant Program or Automatic Option Grant Program; and (iv) the number and/or class of securities for which option grants are to be subsequently made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Director.

    TRANSFERABILITY OF OPTIONS AND STOCK. Pursuant to the Discretionary Option Grant Program, Incentive Options are only exercisable by the optionee and are therefore not transferable except upon the optionee's death. Non-Statutory Options, however, may be assigned in whole or in part during the lifetime of the optionee. Finally, participants in the Stock Issuance Program have no right to transfer any unvested shares of Common Stock.

    FINANCIAL ASSISTANCE. The Plan Administrator may institute a loan program in order to assist one or more participants in financing their exercise of outstanding options under the Discretionary Option Grant Program or in the purchase of shares under the Stock Issuance Program. The form and manner in which such assistance is to be made available (including loans or installment payments with or without security or collateral), and the terms upon which such assistance is to be provided, shall be determined by the Plan Administrator. However, the maximum amount of financing provided to any optionee or participant may not exceed the option or purchase price of the acquired shares (less the par value) plus the minimum amount of applicable federal, state and local income and employment taxes required to be withheld in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator.

    SPECIAL TAX ELECTION. The Plan Administrator may provide one or more holders of Non-Statutory Options or unvested shares under the Plan with the right to have the Company use shares of the Company's Common Stock otherwise issuable to such individuals in satisfaction of all or part of the minimum amount of federal, state and local income and employment tax liabilities required to be withheld by the Company in connection with the exercise of their options or the vesting of their shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of the Company's Common Stock in payment of such tax liabilities.

    AMENDMENT AND TERMINATION. The Board may amend or modify the Plan in any or all respects whatsoever, subject to obtaining any required stockholder approval pursuant to the Plan and applicable law, including any applicable stock exchange or national market system requirements. Notwithstanding the foregoing, the Board may neither amend nor modify the Plan if such action would adversely affect the rights and obligations of any optionee or participant in the Stock Issuance Program, unless such optionee or participant consents to the amendment. In addition, under the Plan, as amended, the Board may not, without the approval of the Company's stockholders, amend the Plan to increase the maximum number of shares issuable under the Plan or the maximum number of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate per calendar year. The Plan shall in all events terminate on April 30, 2006, unless sooner terminated by the Board.

    Prior to the amendments proposed herein, stockholder approval was required for amendments to the Plan that (i) materially increase the number of shares for which options may be granted to newly elected or continuing eligible directors under Article Three of the Plan; (ii) materially modify the eligibility requirements for Plan participation; or (iii) materially increase the benefits accruing to Plan participants. These terms were required under a prior version of Securities and Exchange Commission Rule 16b-3 which has since been amended and which amendments are reflected in the proposed amendments to the Plan.

CERTAIN FEDERAL INCOME TAX INFORMATION

    The following summary of the U.S. federal income tax consequences of Plan transactions is based upon U.S. federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

    INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the shares on the exercise date and the exercise price paid for the shares is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. In addition, the optionee shall recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and
(ii) disqualifying. The optionee makes a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition shall result.

    Upon a qualifying disposition of the shares, the optionee shall recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares then the lesser of (i) the difference between the amount realized on disposition of the shares and the exercise price paid for those shares or (ii) the difference between the fair market value of the shares on the exercise date and the exercise price paid for the shares shall be taxable as ordinary income. Any additional gain recognized upon the disposition shall be a capital gain.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company shall be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee. In no other instance shall the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a Non-Statutory Option. The optionee shall in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee shall be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of the Non-Statutory Option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee shall not recognize any taxable income at the time of exercise but shall have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses with respect to those shares over
(ii) the exercise price paid for the shares.

    The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the Non-Statutory Option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
Section 83(b) election is made, the optionee shall not recognize any additional ordinary income as and when the repurchase right lapses.

    The Company shall be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised Non-Statutory Option. In general, the deduction shall be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right shall recognize ordinary income in the year exercised equal to the amount of the appreciation distribution. The Company shall be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

    DIRECT STOCK ISSUANCE. The tax principles applicable to direct stock issuances under the Plan shall be substantially the same as those summarized above for the exercise of unvested shares of the Company's Common Stock under Non-Statutory Option grants.

    PARACHUTE PAYMENTS. If the exercisability of an option or the vesting of shares issued under the Plan were accelerated as a result of a Change in Control or Corporate Transaction, all or a portion of the value of the option or stock subject to such acceleration may constitute a "parachute payment" for purposes of the excess parachute provisions of the Code. If total parachute payments exceed three times an employee's average compensation for the five tax years preceding the Change in Control or Corporate Transaction, the employer loses its deduction for, and the recipient is subject to a 20% excise tax on the amount of, the parachute payments in excess of one times such average compensation.

AMENDED PLAN BENEFITS

    With the exception of those options which would be granted pursuant to the Automatic Option Grant Program, the Company cannot now determine the number of options to be granted in the future under the Plan, as proposed to be amended, to all current executive officers as a group, all current members of the Board excluding current executive officers as a group or all employees (excluding current executive officers) as a group.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                     STOCKHOLDERS VOTE FOR THE AMENDED AND
                RESTATED 1996 STOCK OPTION/STOCK ISSUANCE PLAN.

                                 OTHER MATTERS

    The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                            OWNERSHIP OF SECURITIES


    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 12, 2000 for (i) all persons who are beneficial owners of five percent (5%) or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and the four other most highly paid executive officers as of the fiscal year ended October 30, 1999, and (iv) all current executive officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.



NAME                                                  NUMBER OF SHARES(#)(1)   PERCENT(%)(2)
----                                                  ----------------------   -------------
W. Robert Stover(3).................................         7,416,852             46.76
Joan C. Stover(4)...................................         2,111,748             13.31
  c/o Westaff, Inc.
  301 Lennon Lane
  Walnut Creek, CA 94598
Michael K. Phippen(5)...............................           255,040              1.61
Paul A. Norberg(6)..................................           111,380                 *
Dirk A. Sodestrom(7)................................            33,035                 *
Michael W. Ehresman(8)..............................            33,570                 *
Jack D. Samuelson(9)................................            24,250                 *
Gilbert L. Sheffield(10)............................            19,250                 *
Ronald C. Picco(11).................................            23,730                 *
All executive officers and directors as a group
  (10 persons)(12)..................................         7,947,334             50.10


------------------------

   * Less than one percent (1%)

 (1) To the Company's knowledge, except as indicated in the footnotes to this table and subject to applicable community property laws, each of the persons named in this table has sole voting and investment power with respect to all shares of Common Stock indicated opposite such person's name.


 (2) Based on 15,862,954 shares of Common Stock outstanding at May 12, 2000. Shares of Common Stock subject to options, warrants and convertible notes and other purchase rights currently exercisable or convertible, or exercisable or convertible within 60 days of May 12, 2000 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not deemed outstanding for computing the percentage of any other person or entity.



 (3) Includes 2,111,748 shares of Common Stock held by W. Robert Stover and Joan
     C. Stover as Co-Trustees of the Stover Revocable Trust dated 11/16/88, as amended, the beneficial ownership of which may be attributable to each of Mr. Stover and Mrs. Stover. Includes 65,000 shares of Common Stock contributed to the Stover Charitable Remainder Unitrust dated 11/1/94 of which Mr. Stover is a Co-Trustee. Includes 4,351,220 shares of Common Stock contributed to the Stover 1999 Charitable Remainder Unitrust dated 4/21/99 of which Mr. Stover is Co-Trustee. Includes 888,884 shares of Common Stock contributed to the Stover Charitable Lead Annuity Trust as to which Mr. Stover has voting power, but has disclaimed beneficial ownership. Does not include 2,234,855 shares of Common Stock owned by the Stover Foundation, a California nonprofit religious corporation (the "Foundation") as to which Mr. Stover has shared voting power.

 (4) Includes 2,111,748 shares of Common Stock held by W. Robert Stover and Joan
     C. Stover as Co-Trustees of the Stover Revocable Trust dated 11/16/88, as amended, the beneficial ownership of which may be attributable to each of Mr. Stover and Mrs. Stover.



 (5) Includes options to purchase 196,875 shares of Common Stock held by Mr. Phippen, which are immediately exercisable under the 1996 Stock Option/Stock Issuance Plan. Mr. Phippen is no longer with the Company. These option shares will be cancelled if they are not exercised by August 3, 2000.



 (6) Includes options to purchase 99,999 shares of Common Stock held by Mr. Norberg, which are immediately exercisable under the 1996 Stock Option/Stock Issuance Plan.



 (7) Includes options to purchase 24,499 shares of Common Stock held by Mr. Sodestrom, which are immediately exercisable under the 1996 Stock Option/Stock Issuance Plan.



 (8) Includes options to purchase 24,499 shares of Common Stock held by Mr. Ehresman, which are immediately exercisable under the 1996 Stock Option/Stock Issuance Plan.



 (9) Includes options to purchase 11,250 shares of Common Stock held by Mr. Samuelson, which are immediately exercisable under the 1996 Stock Option/Stock Issuance Plan.



 (10) Includes options to purchase 11,250 shares of Common Stock held by Mr. Sheffield, which are immediately exercisable under the 1996 Stock Option/Stock Issuance Plan.



 (11) Includes options to purchase 19,999 shares of Common Stock held by Mr. Picco, which are immediately exercisable under the 1996 Stock Option/Stock Issuance Plan.



 (12) Includes options to purchase 416,152 shares of Common Stock which are immediately exercisable under the 1996 Stock Option/Stock Issuance Plan.

                                 WESTAFF, INC.
                             COMPENSATION COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                         EXECUTIVE COMPENSATION REPORT


    The Compensation Committee was formed on March 9, 1995 in anticipation of the Offering. It consists of three Board members, namely, W. Robert Stover, Gilbert L. Sheffield and Jack D. Samuelson. Mr. Stover is Chairman of the Board of Directors and was Chief Executive Officer through December 31, 1998.
Mr. Stover has assumed the position of interim President and Chief Executive Officer due to the resignation of Mr. Phippen and until a replacement has been hired. Messrs. Sheffield and Samuelson are not officers or employees of the Company. Mr. Sheffield is presently the Chairman of the Compensation Committee. The Compensation Committee will conduct the search for a new Chief Executive Officer.


    It is the duty of the Compensation Committee to review and establish the compensation of executive officers of the Company, including base salary, participation in profit sharing, bonus and other cash incentive plans, subject to ratification by the Board. During fiscal 1999, the Compensation Committee also had the exclusive authority to administer the Company's 1996 Stock Option/Stock Issuance Plan, under which grants may be made to such officers.

                          GENERAL COMPENSATION POLICY

    The fundamental policy of the Compensation Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance and their contribution to the financial success of the Company. To achieve this policy, a substantial portion of each executive officer's total annual compensation is made contingent upon the achievement of designated financial and performance goals. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which is designed primarily to be competitive with base salary levels in effect both at companies within the temporary staffing industry that are of comparable size to the Company and at companies outside of such industry with which the Company competes for executive talent; (ii) annual bonuses payable in cash and tied to the Company's attainment of financial milestones based on criteria established by the Compensation Committee; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an employee's level of responsibility and accountability within the Company increases over time, a greater portion of his or her total compensation is intended to be dependent upon the Company's performance and stock price appreciation rather than upon base salary.

    FACTORS. The principal factors considered by the Compensation Committee in establishing the components of each executive officer's compensation package for fiscal 1999 are summarized below. However, the Compensation Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

    BASE SALARY. The base salary for each executive officer is determined on the basis of internal comparability considerations and the base salary levels in effect for comparable positions at the Company's principal competitors, both within and outside the temporary staffing industry. The base salary level for executive officers is generally at a level determined for such individuals on the basis of the external salary data of temporary staffing service companies within the same geographic area and with small to medium market capitalization. This group of companies is less inclusive than the temporary staffing index in the performance graph included in the Company's Proxy Statement for purposes of comparing the stock price performance of the Company's Common Stock. However, the Company believes this smaller group of companies gives a more accurate indication of the market for executive services in which the Company competes. Salaries are reviewed on an annual basis, and discretionary adjustments to each executive officer's base salary are based upon individual performance and salary increases paid by the Company's competitors. The Compensation Committee sets the base salaries of the Chairman of the Board of Directors and the Chief Executive Officer and the committee reviews the salaries of the other corporate officers who are members of the senior management team.


    ANNUAL INCENTIVE COMPENSATION. An annual bonus may be earned by selected executive officers except the Chairman of the Board of Directors based upon their participating interest in a bonus pool tied to Company performance. Each officer's participating interest is determined by the Compensation Committee at the start of the fiscal year and may vary from year to year. The bonus pool for fiscal 1999 was based on the Company Stock Value Increase. For such purpose, the Company Stock Value Increase was defined as the percentage increase in the average closing price of the Company's Common Stock for the month of October 1999 compared to the average closing price of the Company's Common Stock for the month of October 1998. The average closing price was determined by adding the actual closing price of the Company's Common Stock for each day the stock traded during the month of October and dividing that total by the number of days the stock traded in October.


    All bonus payments under the fiscal 1999 executive bonus plan were to be included as an expense in determining net income. For all participants selected by the Compensation Committee, if the Company Stock Value Increase was at least 30%, the bonus would be 10% of base salary at the start of the fiscal 1999; if the Company Stock Value Increase was at least 45%, the bonus would be 25% of base salary at the start of the fiscal 1999; and if the Company Stock Value Increase was at least 60%, the bonus would be 50% of base salary at the start of the fiscal 1999. For fiscal 1999, no specific personal performance goals were established for the executive officers as a condition to their participation in the bonus pool; however, no bonus payout was to be made to any officer unless his or her performance for the fiscal year was considered to be at a satisfactory level. Accordingly, the Compensation Committee reviewed the performance of the President and Chief Executive Officer, and the President and Chief Executive Officer reviewed the performance of the Executive Vice President and Chief Financial Officer, and made his recommendations to the Compensation Committee. The Compensation Committee has delegated to those senior executive officers the authority to review the performances of the other corporate officers and key employees who report to them directly; and although the performances of such officers were satisfactory, the Committee did not authorize salary increases for any of them for fiscal 1999, except as contractually required with respect to Mr. Phippen's becoming Chief Executive Officer effective January 1, 1999. For fiscal 1999, no executive bonuses were paid.

    For fiscal 2000, the Compensation Committee unanimously agreed to continue the executive bonus plan on the same terms and conditions. For each subsequent fiscal year, the Compensation Committee will determine whether or not to continue or modify the executive bonus program for that year and, specifically, will designate the executive officers eligible to participate in the program, specify what percentage of the bonus pool each of the participants may earn, and determine the eligibility criteria for participation.

    LONG-TERM INCENTIVE COMPENSATION. Option grants are intended to align the interests of each executive officer with those of the Company's stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Compensation Committee has the discretion to set the option exercise price and the vesting schedule for option grants. The Compensation Committee determines the size of the option grant according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Compensation Committee takes into account an individual's level of responsibility and opportunity to influence the Company's financial results, comparable awards made to individuals in similar positions within the industry, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals and is at the Compensation Committee's discretion.

    Each option grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (typically the closing market price on the date of grant) over a specified period of time (up to ten years). The options generally vest in installments over a four-year period, contingent upon the executive officer's continued employment with the Company. The options generally become exercisable with respect to twenty-five percent (25%) of the option shares upon the optionee's completion of one year of service measured from the vesting commencement date and the balance in 36 successive monthly installments upon the optionee's completion of each month of service over the 36-month period measured from the first anniversary of the vesting commencement date. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company for one or more years during which the option vests, and then only if the market price of the underlying shares appreciates over the option term.

    TAX LIMITATION. As a result of federal tax legislation enacted in 1993, a publicly-held company such as Westaff, Inc. will not be allowed a federal income tax deduction for compensation paid to the executive officers named in the Summary Compensation Table, to the extent that compensation exceeds one million dollars ($1,000,000) per officer. The compensation paid to the Company's executive officers for fiscal 1999 did not exceed the one million dollar limit per officer, nor is the compensation to be paid to the Company's executive officers for fiscal 2000 expected to reach that level. Because it is very unlikely that the compensation payable to any of the Company's executive officers in the foreseeable future will approach the one million dollar limitation, the Compensation Committee has decided not to take any action at this time to limit or restructure the elements of compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the one million dollar level or otherwise when required by law. However, the Committee and the Board have submitted for shareholder approval amendments to the Company's 1996 Stock Option/Stock Issuance Plan that if approved will preserve the exemption from the one million dollar deduction limit compensation attributable to option grants and stock appreciation rights which the Company currently enjoys.

                  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    In fiscal 1998 the Compensation Committee developed and negotiated an employment agreement with Mr. Phippen, to be effective January 1, 1999, when Mr. Phippen assumed the role of Chief Executive Officer with an annual base salary of $375,000 and with other benefits as set forth in the employment agreement. Mr. Phippen's base salary was established through an evaluation of salaries paid to similarly situated chief executive officers both at companies in the industry which are of comparable size to the Company and at companies in other industries with which the Company competes for executive personnel.


    The Chief Executive Officer's bonus, if any, is at the discretion of the Compensation Committee. Mr. Phippen participated in the fiscal 1999 executive bonus plan but did not earn a bonus under that plan. The Compensation Committee made no discretionary option grants to Mr. Phippen in fiscal 1999; however, pursuant to his employment agreement and as a result of his continuing employment, he received a grant of 100,000 option shares as of October 31, 1999, the beginning of fiscal 2000. Those option shares have been cancelled due to his resignation.



    In view of Mr. Stover's having voluntarily relinquished the Chief Executive Officer title as of December 31, 1998, the Company entered into a new employment agreement with him effective January 1, 1999, in his continuing role as Chairman of the Board of Directors, including a lesser annual salary of $75,000. In addition, Mr. Stover's compensation package includes payment of office relocation expenses for suitable offsite leased premises, payment of monthly office rent as well as all related expenses. No consideration was paid to Mr. Stover for his having relinquished the Chief Executive Officer's title. The Compensation Committee did not award a cash bonus to Mr. Stover for fiscal 1999, despite his efforts and contributions to the successful operation of the Company throughout fiscal 1999. The Committee granted no option shares to Mr. Stover during fiscal 1999 since he is a principal shareholder of the Company.



    As Mr. Stover has assumed the position of interim President and Chief Executive Officer due to Mr. Phippen's resignation, Mr. Stover's annual salary has been increased to $375,000 effective May 3, 2000. Mr. Phippen was paid all compensation due and owing through that date plus an amount equal to ninety days' base salary in lieu of notice.


                                                  Compensation Committee

                                                  Gilbert L. Sheffield,
                                                  Chairman of Compensation
                                                  Committee

                                                  Jack D. Samuelson
                                                  Member of Compensation
                                                  Committee

                                                  W. Robert Stover
                                                  Member of Compensation
                                                  Committee

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


    The following table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for fiscal 1999 was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. (1) No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for fiscal 1999 has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table collectively will be referred to as the "Named Officers."


                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                       ANNUAL COMPENSATION          SECURITIES      ALL OTHER
                                                 -------------------------------    UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION                        YEAR     SALARY($)   BONUS($)   OPTIONS(#)(4)    ($)(5)(6)
---------------------------                      --------   ---------   --------   -------------   ------------
W. Robert Stover..............................     1999      104,616         --            --          2,619
  Chairman of the Board of Directors(2)            1998      250,000         --            --          6,036
                                                   1997      250,000         --            --             --

Michael K. Phippen............................     1999      365,398         --            --          9,161
  President, Chief Executive Officer(3)            1998      250,000    250,000       175,000         12,874
  and Director                                     1997      222,115     23,531            --             --

Paul A. Norberg...............................     1999      215,002         --            --          5,401
  Executive Vice President, Chief                  1998      193,270     95,000        15,000          7,521
  Financial Officer and Director                   1997      190,000     18,825            --             --

Ronald C. Picco...............................     1999      200,000         --            --          1,026
  Senior Vice President, Operations                1998      178,462     82,500        18,750          1,323
                                                   1997      144,375      4,706            --             --

Michael W. Ehresman...........................     1999      150,000         --            --          3,776
  Senior Vice President and Treasurer              1998      140,769     67,500        18,750          5,218
                                                   1997      125,023      4,706            --             --

Dirk A. Sodestrom.............................     1999      150,000         --            --            776
  Senior Vice President and Controller             1998      140,769     67,500        18,750          1,063
                                                   1997      132,115      4,706            --             --

------------------------

(1) Long-term compensation has not been included in the table because such information is not applicable.


(2) Mr. Stover relinquished the Chief Executive Officer title effective December 31, 1998. He has assumed the title of interim President and Chief Executive Officer effective May 3, 2000.



(3) Mr. Phippen became President and Chief Executive Officer on January 1, 1999. His resignation was accepted on May 3, 2000 and made effective that date.


(4) Adjusted for the Stock Split.

(5) All other compensation for fiscal 1998 includes employer matching contributions under the Westaff Deferred Savings Plan for fiscal 1998, the first year in which such contributions were made. The matching contributions for fiscal 1998 were 25% of the first ten percent of the participant's contribution to the plan, and were equal to $6,010 for Mr. Stover, $12,848 for Mr. Phippen, $7,495 for Mr. Norberg, $1,297 for Mr. Picco, $5,194 for Mr. Ehresman and $1,039 for Mr. Sodestrom. Also includes employer's portion of group term life insurance premium in the amount of $26 each for Messrs. Stover, Phippen, Picco and Norberg and in the amount of $24 each for Messrs. Sodestrom and

    Ehresman. Employer's portion was 17 cents per $1,000 of coverage and allowed coverage was one times base salary up to a maximum of $150,000.


(6) All other compensation for fiscal 1999 includes employer matching contributions under the Westaff Deferred Savings Plan for fiscal 1999, the second year in which such contributions were made. The matching contributions for fiscal 1999 again were 25% of the first ten percent of the participant's contribution to the plan, and were equal to $2,615 for Mr. Stover, $9,135 for Mr. Phippen, $5,375 for Mr. Norberg, $1,000 for
    Mr. Picco, $3,750 for Mr. Ehresman and $750 for Mr. Sodestrom. Also includes employer's portion of group term life insurance premium in the amount of $4 for Mr. Stover and $26 each for Messrs. Phippen, Norberg, Picco, Ehresman, and Sodestrom. Employer's portion was 17 cents per $1,000 of coverage and allowed coverage was one times base salary up to a maximum of $150,000 except for Mr. Stover whose maximum was $23,000.


OPTION GRANTS IN LAST FISCAL YEAR

    There were no stock option grants made during fiscal 1999 under the Company's 1996 Stock Option/ Stock Issuance Plan to the Named Officers.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR END VALUES

    None of the Named Officers exercised an option during fiscal 1999. The table below sets forth information with respect to the unexercised options held by the Named Officers as of the end of fiscal 1999. No stock appreciation rights were exercised during such fiscal year, and no stock appreciation rights were outstanding at the end of such fiscal year.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                     SHARES                   OPTIONS AT FISCAL YEAR        IN-THE-MONEY OPTIONS AT
                                    ACQUIRED      VALUE              END(#)(1)             FISCAL YEAR END($)(1)(2)
                                   ON EXERCISE   REALIZED   ---------------------------   ---------------------------
NAME                                   (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   --------   -----------   -------------   -----------   -------------
W. Robert Stover................        --          --             --             --           --             --
Michael K. Phippen..............        --          --        164,057        160,943           --             --
Paul A. Norberg.................        --          --         84,062         20,938           --             --
Ronald C. Picco.................        --          --         15,546         10,704           --             --
Michael W. Ehresman.............        --          --         19,484         11,266           --             --
Dirk A. Sodestrom...............        --          --         19,484         11,266           --             --

------------------------

(1) Adjusted for the Stock Split. Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the option. Options are "out-of-the-money" if the exercise price of the option exceeds the fair market value of the underlying securities.

(2) Calculated by determining the difference between the fair market value of the securities underlying the in-the-money options at October 30, 1999 (based on the closing price of $8.50 for the Company's Common Stock on Nasdaq for October 29, 1999, the trading day immediately preceding the end of fiscal 1999) and the exercise price of the options.

EMPLOYMENT ARRANGEMENTS


    The Company entered into an employment agreement with W. Robert Stover on September 29, 1994 which provided for his continuing employment until he chose to retire or until his death. In addition to base annual compensation, subject to adjustment with the mutual agreement of the parties, the agreement provided that Mr. Stover may be paid bonuses based on the Company's economic circumstances and his extraordinary efforts and contributions. The agreement was amended as of November 2, 1996 to eliminate the death benefits otherwise payable to Mr. Stover's widow or estate upon his death during the employment term and to maintain Mr. Stover's base salary at $250,000 for fiscal 1997. The agreement was amended effective August 14, 1997 to reinstate such death benefits, which provided for the payment of three times Mr. Stover's annual compensation then in effect in equal monthly installments over a four-year period.



    There was no change in Mr. Stover's base salary for fiscal 1998. However, in view of his having voluntarily relinquished the Chief Executive Officer title as of December 31, 1998, the Company entered into a new employment agreement with Mr. Stover effective January 1, 1999 which replaced the amended agreement of August 14, 1997. No consideration was paid to Mr. Stover for his having relinquished the Chief Executive Officer's title. The new agreement contains a renegotiated compensation package for Mr. Stover in his continuing role as Chairman of the Board of Directors, including a lesser annual salary of $75,000. Mr. Stover's annual salary has been increased to $375,000 effective May 3, 2000 due to his having assumed the position of interim President and Chief Executive Officer.



    Mr. Stover's compensation package otherwise remains the same as under the new agreement and includes payment of office relocation expenses for suitable offsite leased premises, payment of monthly office rent as well as all related leasehold expenses including parking, utilities, janitorial services, and a pro rata share of increases in operating expenses and real estate taxes over calendar year 1999 under a two-year lease for such premises, payment of his executive assistant's annual salary, continued participation by Mr. Stover and his executive assistant in present and future employee benefit plans including group health, life, supplemental life, long-term disability, accidental death and dismemberment insurance, a 401(k) savings plan and a deferred savings plan, and reimbursement for reasonable travel and other business expenses. Mr. Stover is not eligible for a bonus or other incentive compensation under the new agreement nor is he entitled to vacation pay. The new agreement is of indefinite duration and will continue until Mr. Stover chooses to retire or until his death; however, the contractual obligations relating to compensation of his executive assistant will terminate upon reassignment of the current assistant to other duties or upon termination of Mr. Stover's employment, subject to negotiation of a different arrangement in the discretion of the Compensation Committtee of the Board of Directors.



    The Company entered into a new employment agreement with Mr. Phippen for a period of five years from January 1, 1999 providing for an increased annual salary of $375,000 as of that date in consideration of his succeeding
Mr. Stover as Chief Executive Officer. In addition, Mr. Phippen had the right to participate in all present and future benefit plans specified in the Company's policies and generally made available to similarly situated employees, he was entitled to four weeks of vacation leave per year, and he was reimbursed for reasonable travel and other business expenses incurred in the performance of his duties in accordance with the Company's policies, as amended from time to time. Mr. Phippen's eligibility for a bonus or other incentive compensation was at the discretion of the Compensation Committee of the Board of Directors. The Company had the contractual right to terminate Mr. Phippen's employment at any time, for any reason or without cause as defined in the agreement, by providing him ninety days' advance written notice. The Company also had the option, in its complete discretion, to terminate his employment at any time before the end of the notice period, provided Mr. Phippen were paid all compensation due and owing through the last day actually worked, plus an amount equal to the base salary he would have earned through the balance of the notice period. If Mr. Phippen's employment were so terminated, he also was to be paid one-half of the salary payments remaining under the term of the agreement up to a maximum payment of one year's salary. These salary payments, if any, were to be on a monthly basis over the twelve-month period following the employment termination date. The Company also had the contractual right to terminate Mr. Phippen's employment at any time without prior notice for cause (as defined in the agreement), subject to payment of all compensation owed on the date of termination. Mr. Phippen had the contractual right to terminate his employment for any reason by providing the Company ninety days' advance written notice and he tendered such notice on May 3, 2000. The Company had the complete discretion to make his employment termination effective at any time before the end of such notice period, provided it pay him all compensation due and owing through the last day actually worked, plus an amount equal to the base salary he would have earned through the balance of the notice period, not to exceed ninety days. The Company has fully paid Mr. Phippen in lieu of notice, and therefore all of the Company's obligations under the agreement have ceased.



    In consideration of his execution of the new employment agreement in July 1998, Mr. Phippen was granted an option to purchase 100,000 shares of the Company's Common Stock. The option had a maximum term of ten years measured from the grant date. The exercise price per share of such option grant was the fair market value, or closing market price, on the date of grant. The option was to become exercisable on October 30, 2001, which is two years from the last day of fiscal 1999, subject to cancellation should Mr. Phippen's employment be terminated for cause; however, the option was to become immediately exercisable for all the option shares should Mr. Phippen's employment be terminated without cause. Mr. Phippen's agreement also included an agreement to grant him options to purchase a total of 400,000 shares of the Company's Common Stock at a rate of 100,000 per year on the first day of each of the next three fiscal years commencing after October 30, 1999, provided that Mr. Phippen were employed by the Company on the first day of the applicable fiscal year, as follows:
October 29, 2000, November 4, 2001 and November 3, 2002 for fiscal years 2001, 2002 and 2003, respectively. The exercise price per share for each such future option grant was to have been the average of the fair market value on the first and last trading days of the fiscal year completed immediately prior to the date of grant of each such option. Such future option grants likewise were not to become exercisable until two years from the last day of the fiscal year for which they were granted, and they likewise were to be subject to cancellation in the event of employment termination for cause or acceleration in the event of employment termination without cause. Pursuant to the agreement and in consideration of Mr. Phippen's continuing employment, he was granted 100,000 option shares as of October 31, 1999 at an exercise price of $9.3125.
Mr. Phippen's option shares under the agreement were unvested and they have been cancelled due to the cessation of his employment, along with all of Mr. Phippen's other unvested options. To the extent that his option shares under the Company's 1996 Stock Option/Stock Issuance Plan were vested as of May 3, 2000, his last day of employment, they will be cancelled if they are not exercised within three months thereafter.



    The Company's employment agreements with the other Named Officers are at will, and the Company may terminate their employment at any time at the discretion of the Board of Directors. However, the Plan Administrator of the 1996 Stock Option Plan/Stock Issuance has authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers, whether granted under that plan or any predecessor plan, in the event their employment were to be terminated within a designated period (whether involuntarily or through a forced resignation) following: (i) an acquisition of the Company by merger or asset sale, or (ii) a hostile takeover of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership over a period of 36 consecutive months. Mr. Stover, currently the interim Chief Executive Officer, holds no option shares.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Board of Directors established a Compensation Committee in March 1995. The Compensation Committee currently consists of Messrs. Stover, Sheffield and Samuelson. Except for Mr. Stover, no member of such Committee was at any time during fiscal 1999 or at any other time an officer or employee of the Company.

    No executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

    For a description of transactions between the Company and members of the Compensation Committee or their affiliates, see the "Certain Transactions" section.

                              CERTAIN TRANSACTIONS

    MANAGEMENT CONTRACT WITH WESTERN VIDEO IMAGES. The Company has a management services contract with Western Video Images, Inc. ("WVI"), a corporation wholly owned by Mr. Stover, the principal stockholder of the Company. Management fees charged to WVI for fiscal 1999 and fiscal 1998 were $52,000 and $149,000, respectively. The Company provides accounting, tax, legal, administrative and management support and services to WVI for a fee based generally upon the gross sales of WVI, adjusted for actual services rendered. The fee is paid monthly in arrears. The Company believes that the terms of the management services contract are commercially reasonable. WVI has arranged separate financing for itself as required by its operations and does not receive any financing from the Company.

    In addition, the Company is the lessee of the principal facilities in which WVI operates. WVI is charged for all costs of the lease for these facilities. The Company will remain the lessee and has subleased the facilities to WVI until October 31, 2000, the termination date of the lease obligation. The Company has entered into an arrangement with WVI, whereby WVI will indemnify the Company against any and all liability arising out of the Company's continuing obligations under the lease.

    OTHER TRANSACTIONS WITH AFFILIATES. On the date of the closing of the Offering, the Company and all of its current stockholders entered into a Tax Indemnification Agreement relating to their respective income tax liabilities. Because the Company became fully subject to corporate income taxation after the termination of the Company's S corporation status ("Effective Termination Date"), the reallocation of income and deductions between the period during which the Company was treated as an S corporation and the period during which the Company became subject to corporate income taxation may increase the taxable income of one party while decreasing that of another party. The Tax Indemnification Agreement was intended to assure that taxes would be borne by the Company on the one hand and by the current stockholders on the other, only to the extent that such parties were treated as receiving the related income for income tax purposes. Subject to certain limitations, the Tax Indemnification Agreement generally provides that the current stockholders will be indemnified by the Company with respect to federal and state income taxes shifted from a Company taxable year subsequent to the Effective Termination Date to a taxable year in which the Company was an S corporation, and the Company will be indemnified by the current stockholders with respect to federal and state income taxes shifted from an S corporation taxable year to a Company taxable year subsequent to the Effective Termination Date. The Tax Indemnification Agreement also provides that the current stockholders will pay or reimburse the Company for any and all taxes of the Company which was formerly taxed as an S corporation for any period ending on or prior to the Effective Termination Date (other than certain taxes reflected in the Company's fiscal 1995 Consolidated Financial Statements). In addition, the Tax Indemnification Agreement provides that the amount of the S corporation distribution to current stockholders will not exceed $5.0 million. Any payment made by the Company to the current stockholders pursuant to the Tax Indemnification Agreement may be considered by the Internal Revenue Service or state taxing authorities to be non-deductible by the Company for income tax purposes.


    During October 1995, the Company purchased the operations of one of its franchise agents, Michael K. Phippen, now a former President and Chief Executive Officer of the Company, for a total price of $5.9 million. The Company paid $1.5 million in cash and agreed to make installment payments for the balance at an interest rate of 6.50%. Installments of $973,000 in fiscal 1998, $973,000 in fiscal 1997 and $1.5 million in fiscal 1996 have been paid and the final installment of $972,000 was paid in fiscal 1999.


    Any future transactions between the Company and its officers, directors, and affiliates will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties. Such transactions with such persons will be subject to approval by a majority of the Company's outside directors or will be consistent with policies approved by such outside directors.

                      COMPARISON OF STOCKHOLDER RETURN(1)

    The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company's Common Stock with the cumulative total returns of the Standard and Poor's 500 Index and peer issuers in the temporary staffing industry.(2) The graph covers the period from April 30, 1996, the date of the Offering, through the last trading day of fiscal 1999.

    The graph assumes that $100 was invested on April 30, 1996 in the Company's Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                  WESTAFF, S&P 500 INDEX AND PEER GROUP INDEX

                                     [GRAPHIC]

              04/30/1996   11/01/1996   10/31/1997   10/30/1998   10/29/1999
              ----------   ----------   ----------   ----------   ----------
S&P 500         100.00       107.58       139.81       167.95       208.34
Peer Group      100.00        80.29        93.35        68.16        74.09
Westaff         100.00        89.74        90.93        81.47        80.29

    The Company's stock was first traded publicly on April 30, 1996. The graph depicts cumulative returns calculated on an annual basis on $100 invested in Westaff stock, the S&P 500 Index and Peer Group Index comparing Kelly Services Inc., Interim Services Inc., Manpower Inc., Olsten Corporation and Personnel Group of America Inc.

------------------------

(1) The performance graph and all of the material in the Compensation Committee Report is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference to any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

(2) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                       COMPLIANCE WITH SECTION 16 OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

    Based solely on the Company's review of such forms and amendments thereto furnished to the Company and written representations from certain reporting persons, the Company believes that all executive officers, directors and greater than 10% stockholders complied with all filing requirements applicable to them with respect to transactions during fiscal 1999.


                                   FORM 10-K



    The Company filed an Annual Report on Form 10-K with the SEC on January 28, 2000. A copy of the Company's Form 10-K will be mailed concurrently with this Proxy Statement to all stockholders entitled to notice at the Annual Meeting. Stockholders may obtain an additional copy of this report, without charge, by writing to Paul A. Norberg, Executive Vice President and Chief Financial Officer, at the Company's executive offices at P. O. Box 9280, 301 Lennon Lane, Walnut Creek, California 94598-2453.



Dated: May 15, 2000


                                          THE BOARD OF DIRECTORS OF
                                          WESTAFF, INC.

                                   EXHIBIT A
                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                           AS PROPOSED TO BE AMENDED

                                 WESTAFF, INC.
                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                  (amended and restated as of March 26, 1998)
                   (amended and restated as of May 17, 2000)

                                  ARTICLE ONE

                                    GENERAL

I.  PURPOSE OF THE PLAN

    A. This 1996 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Westaff, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its Parent or Subsidiary corporations).

    B. The Plan became effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock on April 30, 1996 (referred to herein as the Plan Effective Date).

II.  DEFINITIONS

    A. For purposes of the Plan, the following definitions shall be in effect:

        BOARD:  the Corporation's Board of Directors.

        CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

        (i) the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept;

        (ii) or a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        CODE: the Internal Revenue Code of 1986, as amended.

        COMMON STOCK: shares of the Corporation's Common Stock, par value of $0.01 per share.

        CORPORATE TRANSACTION: either of the following stockholder-approved transactions to which the Corporation is a party:

        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        COVERED EMPLOYEE: an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

        EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

        FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

       - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers, Inc. through the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

       - If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

       - For purposes of any option grants which are made at the time the Underwriting Agreement for the initial public offering of the Common Stock is executed and priced but prior to the time the Common Stock is first traded on either a national securities exchange or the Nasdaq National Market, the Fair Market Value per share of Common Stock shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

        HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

        (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

        (ii) the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

        INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

        INVOLUNTARY TERMINATION: the termination of the Service of any individual which occurs by reason of:

        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

        (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

        1934 ACT: the Securities and Exchange Act of 1934, as amended from time to time.

        NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

        OPTIONEE: a person to whom an option is granted under the Discretionary Option Grant Program or Automatic Option Grant Program.

        PARTICIPANT: a person who is issued Common Stock under the Stock Issuance Program.

        PERFORMANCE-BASED COMPENSATION: compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

        PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

        PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

        SECONDARY COMMITTEE: a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

        SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        SECTION 12(g) REGISTRATION DATE: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act becomes effective.

        SERVICE: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

        TAKE-OVER PRICE: the greater of (i) the Fair Market Value per share of Common Stock on the date the particular option to purchase such stock is surrendered to the Corporation in connection with a Hostile Take-Over or
(ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause
(i) price per share.

    B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

        Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a Parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a Subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III.  STRUCTURE OF THE PLAN

    A. STOCK PROGRAMS. The Plan shall be divided into three separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Plan Effective Date and each individual who first joins the Board as a non-employee director at any time after such Plan Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of Article Three, with the first such grants to be made on the Plan Effective Date. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock at the time of issuance or as a bonus for past services rendered the Corporation or the Corporation's attainment of financial objectives.

    B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, Automatic Option Grant

Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

IV.  ADMINISTRATION OF THE PLAN

    A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. The Primary Committee shall be constituted in such a manner as to satisfy all applicable laws and to permit such grants and related transactions under the Plan to be exempt from
Section 16(b) of the Exchange Act in accordance with Rule 16b-3.

    B. Administration of the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs, if any, may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

    C. Notwithstanding the foregoing, grants of stock options, separately exercisable stock appreciation rights or direct stock issuances to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a committee (or subcommittee of a committee) which is comprised solely of two or more Board members eligible to serve on a committee making grants qualifying as Performance-Based Compensation. In the case of such grants to Covered Employees, references to the "Plan Administrator", the "Primary Committee", or to a "Secondary Committee" shall be deemed to be references to such committee or subcommittee.

    D. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee and any Secondary Committee and reassume all powers and authority previously delegated to such committee.

    E. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program, the Automatic Option Grant Program or Stock Issuance Program under its jurisdiction or any stock option or stock issuance thereunder.

    F. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

V.  ELIGIBILITY

    A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Four shall be limited to the following:

        (i) officers and other employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

        (ii) non-employee members of the Board; and

       (iii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

    B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

VI.  STOCK SUBJECT TO THE PLAN

    A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,033,812 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI.

    B. No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a person participating in the Plan, if any stock option, separately exercisable stock appreciation right or direct stock issuance is canceled, the canceled stock option, stock appreciation right or direct stock issuance shall continue to count against the maximum number of shares with respect to which stock options, stock appreciation rights and direct stock issuances may be granted to such person. For this purpose, the repricing of an option (or in the case of a stock appreciation right, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing option or stock appreciation right and the grant of a new option or stock appreciation right.

    C. Except to the extent required by Section 162(m) of the Code or the regulations thereunder, as discussed immediately above, should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

    D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate per calendar year, (iii) the number and/or class of securities for which automatic-option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program,
(iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant Program or Automatic Option Grant Program, and (v) such other provisions of the Plan as the Plan Administrator determines is appropriate. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.  TERMS AND CONDITIONS OF OPTIONS

    Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its Parent or Subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

    A.  OPTION PRICE.

        1. The option price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

            (i) The option price per share of Common Stock subject to an
                Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

            (ii) The option price per share of Common Stock subject to a
                 Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

           (iii) In the case of an option intended to qualify as Performance-Based Compensation, the option price per share of Common Stock shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

        2. The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

            (i) full payment in cash or check drawn to the Corporation's order;

            (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

           (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

            (iv) full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (A) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

       Except to the extent the sale and remittance procedure is used in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

    B.  TERM AND EXERCISE OF OPTIONS.

        Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten
    (10) years from the grant date.

    C.  TERMINATION OF SERVICE.

        1. The following provisions shall govern the exercise period applicable to any outstanding option held by the Optionee at the time of cessation of Service or death.

            (i) Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 2 below) remain exercisable for more than a twelve
                (12)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

            (ii) Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (A) the first anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (B) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

           (iii) Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

            (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any), in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

            (v) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

        2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

            (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

            (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

    D.  STOCKHOLDER RIGHTS.

        An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price for the purchased shares and become the holder of record of those shares.

    E.  TRANSFERABILITY

        During the lifetime of the Optionee, any Incentive Option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime in accordance with the terms of the instrument evidencing the grant. The terms applicable to the assigned portion of any Non-Statutory Option shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    F.  REPURCHASE RIGHTS

        The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

        (i) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

        (ii) All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent:
             (A) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (B) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

       (iii) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

II.  INCENTIVE OPTIONS

    The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

    A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option.

    B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Parent or Subsidiary corporations, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

    Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

III.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL

    A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

    B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

    C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.


    D. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12)-month period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.


    E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12)-month period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

    F. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Qualified Option.

    G. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than
(i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option,
(ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant of an Incentive Option to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

V.  STOCK APPRECIATION RIGHTS

    A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

    B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

    C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

    D. One or more officers of the Corporation subject to the short-swing profit restrictions of the 1934 Act may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be made within five (5) days following the date the option is surrendered to the Corporation, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

    E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

I.  ELIGIBILITY

    The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to those individuals who are serving as non-employee Board members on the Plan Effective Date or who are first elected or appointed as non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders. Each non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

    A. GRANT DATES. Option grants shall be made under this Article Three on the dates specified below:

        1. INITIAL GRANT. Each Eligible Director who is a non-employee Board member on the Plan Effective Date and each Eligible Director who is first elected or appointed as a non-employee Board member after such date shall automatically be granted, on the Plan Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 3,000 shares of Common Stock upon the terms and conditions of this Article Three. In no event, however, shall a non-employee Board member be eligible to receive such an initial option grant if such individual has at any time been in the prior employ of the Corporation (or any Parent or Subsidiary corporation).

        2. ANNUAL GRANT. On the date of each Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who will continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 3,000 shares of Common Stock upon the terms and conditions of this Article Three, provided he or she has served as a non-employee Board member for at least six
    (6) months. There shall be no limit on the number of such annual option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary corporation) shall be eligible to receive such annual option grants over their period of continued Board service.

    B. EXERCISE PRICE. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

    C. PAYMENT. The exercise price shall be payable in one of the alternative forms specified below:

        (i) full payment in cash or check drawn to the Corporation's order;

        (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

       (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

        (iv) full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (A) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

    Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

    D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

    E. EXERCISABILITY. Each automatic grant shall become fully exercisable for the option shares upon the Optionee's completion of one year of Board service measured from the automatic grant date. The exercisability of each automatic grant outstanding under this Article Three shall be accelerated as provided in
Section II.G and Section III of this Article Three.

    F. TRANSFERABILITY. Any automatic option grant may be assigned in whole or in part during the Optionee's lifetime in accordance with the terms of the instrument evidencing the grant. The terms applicable to the assigned portion of the automatic option grant shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    G.  EFFECT OF TERMINATION OF BOARD MEMBERSHIP.


        1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a twelve (12)-month period following the date of such cessation of Board membership in which to exercise each such option for any or all of the shares of Common Stock for which that option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.


        2. Should the Optionee die within twelve (12) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board membership (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the Optionee's cessation of Board service.

        3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then any automatic option grant held by such Optionee under this Article Three shall accelerate in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve
    (12)-month period following the date of the Optionee's cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock subject to the option at the time of such cessation of Board membership.

        4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board membership.

    H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price for the purchased shares and become the holder of record of those shares.

III.  CORPORATE TRANSACTION/CHANGES IN CONTROL

    A. In the event of any Corporate Transaction, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately after the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor entity or its parent company.

    B. In connection with any Change in Control, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Any option accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

    C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

    D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

    The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program or as the Plan Administrator otherwise determines.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

I.  TERMS AND CONDITIONS OF STOCK ISSUANCES

    Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

    A.  CONSIDERATION.

        1. Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

           a. full payment in cash or check made payable to the Corporation's order;

           b. a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

           c. past services rendered to the Corporation or any parent or subsidiary corporation.

        2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

        3. Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1. above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

        4. In the case of shares of Common Stock issued under the Stock Issuance Program that are intended to qualify as Performance-Based Compensation, the price per share of such shares shall in no event be less than one hundred percent (100%) of the Fair Market Value of such shares on the grant date.

    B.  VESTING PROVISIONS.

        1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

           a. the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

           b.  the number of installments in which the shares are to vest,

           c. the interval or intervals (if any) which are to lapse between installments, and

           d. the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

        2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

        3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

        4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

    A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program shall immediately vest in full and the Corporation's repurchase/cancellation rights shall terminate, except to the extent: (i) any such right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

    B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

    C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of any Change in Control.

III.  TRANSFER RESTRICTIONS/SHARE ESCROW

    A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets distributed with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or the distributed securities or assets) vests. If the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

'THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/ HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER
PREDECESSOR IN INTEREST) DATED           ,     , A COPY OF WHICH IS ON FILE AT
THE PRINCIPAL OFFICE OF THE CORPORATION.'

    B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for the benefit of such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

                                  ARTICLE FIVE

                                 MISCELLANEOUS

I.  LOANS OR INSTALLMENT PAYMENTS

    A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such option price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

    B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.  AMENDMENT OF THE PLAN AND AWARDS

    The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever, However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) increase the maximum number of shares issuable under the Plan or (ii) the maximum number of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate per calendar year, except for permissible adjustments under Section VI subsection C of Article One.

III.  TAX WITHHOLDING

    A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, foreign state and local income tax and employment tax withholding requirements.

    B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt, provide any or all holders of Non-Statutory Options or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of no more than the minimum amount of the Federal, foreign state and local income and employment tax liabilities that the Corporation is required to withhold from such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

        1. STOCK WITHHOLDING: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common

    Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        2. STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

IV.  EFFECTIVE DATE AND TERM OF PLAN

    A. This Plan became effective on April 30, 1996 and was approved by stockholders on April 26, 1996. In February 1998, the Board adopted and approved amendments to the Plan to provide for an increase in the number of shares subject to grants under the Automatic Option Grant Program from 1,000 to 2,000 shares and to reflect the amendments promulgated by the Securities and Exchange Commission to Rule 16b-3 which allow for greater transferability of Non-Statutory Options (collectively, the "February 1998 Amendments"). The February 1998 Amendments became effective when approved by the Corporation's stockholders on March 26, 1998. In March 2000, the Board adopted and approved amendments to the Plan pertaining to: (i) the name of the Corporation; (ii) the administration of the Plan; and (iii) the limit imposed by Section 162(m) of the Code, on certain highly-compensated employees (collectively, the "March 2000 Amendments"). None of the March 2000 Amendments shall be given effect until they shall have been approved by the Corporation's stockholders.

    B. The Plan shall terminate upon the earlier of (i) ten (10) years following the Plan Effective Date or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuance.

V.  USE OF PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

    A. The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

    B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

VII.  NO EMPLOYMENT/SERVICE RIGHTS

    Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any Parent or Subsidiary corporation) for any period of specific duration, and the Corporation (or any Parent or Subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VIII.  MISCELLANEOUS PROVISIONS

    A. Except as provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

    B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

    C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

              Please Detach and Mail in the Envelope Provided

                            WESTAFF, INC.
                               PROXY

     The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 15, 2000 in connection with the 2000 Annual Meeting of stockholders to be held at 10:00 a.m. on June 20, 2000 at the Company's administrative offices, 220 N. Wiget Lane, Walnut Creek, California, and hereby appoints W. Robert Stover and Robin A. Herman, and each of them, (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each to vote all shares of the Common Stock of WESTAFF, INC. registered in the name provided herein which the undersigned is entitled to vote at the 2000 Annual Meeting of stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, the proxies are, and each of them is, instructed to vote or act as follows on the on the proposals set forth in the Proxy Statement.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS, AND FOR AMENDMENT OF 1996 STOCK OPTION/STOCK ISSUANCE PLAN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3.

SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, SIMPLY SIGN ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.


        (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

           Please Detach and Mail in the Envelope Provided

 /X/ Please mark your votes as in this example.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3

1.      ELECTION OF
        DIRECTORS:

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST AT RIGHT.)

                      FOR
the nominees listed at right (except as indicated) /  /

               WITHHOLD AUTHORITY
to vote for the nominees listed at right /  /


Nominees:
Jack  D. Samuelson
Gilbert L. Sheffield


2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 2000.

                   FOR          AGAINST          ABSTAIN
                  /  /           /  /             /  /


3.      PROPOSAL TO APPROVE THE AMENDED AND RESTATED 1996 STOCK
        OPTION/STOCK ISSUANCE PLAN.


                  /  /           /  /             /  /


PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY.


Signature_____________________  Signature____________________ Date_____________

NOTE: This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.